UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 11, 2006
__________
MOBILITY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-30907 (Commission File Number)	86-0843914 (IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona (Address of Principal Executive Offices)	85255 (Zip Code)
(480) 596-0061
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
      On October 11, 2006, Mobility Electronics, Inc. (the “Company”) and Computershare Trust Company, Inc. (the “Rights Agent”), amended the Rights Agreement, dated as of June 11, 2003 by and between the Company and the Rights Agent, as amended by Amendment No. 1 to Rights Agreement, dated as of August 4, 2006 (collectively, the “Rights Agreement”), by executing Amendment No. 2 to Rights Agreement (“Amendment No. 2”). Amendment No. 2 amends the definition of “Acquiring Person” set forth in Section 1(a) of the Rights Agreement to increase the threshold of Common Stock ownership required for Adage Capital Partners GP, L.L.C. and its affiliates (“Adage”) to be deemed an “Acquiring Person” from 20% to 25%.
      The Board of Directors of the Company approved Amendment No. 2 following a request by Adage, the Company’s largest stockholder, that the Company consider raising the threshold to permit Adage to have the ability to acquire more than 20% of the Company’s common stock without becoming an “Acquiring Person” under the Rights Agreement.
      The Rights Agreement was filed as Exhibit No. 4.1 to Registration Statement on Form 8-A filed with the Securities and Exchange Commission on June 19, 2003, and is incorporated by reference herein. Amendment No. 1 to the Rights Agreement was filed as Exhibit No. 4.1 to the Current Report on Form 8-K filed August 4, 2006. Amendment No. 2 is attached hereto as Exhibit 4.1 and incorporated by reference herein.
Item 3.03. Material Modification to Rights of Security Holders.
      See the description set forth under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

4.1	Amendment No. 2 to Rights Agreement dated as of October 11, 2006, by and between Mobility Electronics, Inc. and Computershare Trust Company.

99.1	Press Release, dated October 12, 2006.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILITY ELECTRONICS, INC.
Dated: October 12, 2006	By:	/s/ Charles R. Mollo
		Name:	Charles R. Mollo
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

4.1	Amendment No. 2 to Rights Agreement dated as of October 11, 2006, by and between Mobility Electronics, Inc. and Computershare Trust Company.

99.1	Press release, dated October 12, 2006.